UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South Second Street Pekin, Illinois	61554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ALTO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 5, 2024, Alto Pekin, LLC (“Alto Pekin”), an indirect wholly-owned subsidiary of Alto Ingredients, Inc. (the “Company”), entered into a CO2 Transportation and Sequestration Agreement, dated November 5, 2024 (the “CO2 Agreement”), by and between Vault Dragon CCS Holdings LP (“Vault”) and Alto Pekin pursuant to which Alto Pekin will deliver a composite of carbon dioxide (“CO2”) and other components through certain CO2 transportation facilities that Vault is planning to construct, own, operate and maintain for permanent sequestration at certain injection and sequestration facilities that Vault is planning to construct, own, operate and maintain in such a manner that will permit Alto Pekin to qualify for, claim and receive certain tax credits and other benefits.

The description of the CO2 Agreement does not purport to be complete and is qualified in its entirety by reference to the CO2 Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

10.1*#	CO2 Transportation and Sequestration Agreement dated November 5, 2024 by and between Vault Dragon CCS Holdings LP and Alto Pekin, LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.

#	Certain information has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company will furnish supplementally a copy of any omitted information to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2024	ALTO INGREDIENTS, INC.

	By:	/S/ AUSTE M. GRAHAM
Auste M. Graham,
Chief Legal Officer and Secretary